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                    AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                       SUPPLEMENT ISSUED NOVEMBER 24 1998
                      TO PROSPECTUS DATED OCTOBER 1, 1998



For the Money Market Fund only:

The Board of Directors recently approved an amendment to the Money Market Fund's non-fundamental investment restriction relating to maturity standards of investments to include securities subject to demand features. The section in the Prospectus entitled "Types of Investments" is supplemented as follows:

VARIABLE RATE DEMAND NOTES

Variable rate demand notes ("VRDNs") are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market Fund may invest in participation VRDNs, which provides the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.